UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2006
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48034
(Address of principal executive offices)		(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Press Release issued April 26, 2006
Presentation Slides

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
The following information is provided pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and Item 7.01 of Form 8-K, “Regulation FD Disclosure.”
On April 26, 2006, Lear Corporation issued a press release reporting its financial results for the first quarter of 2006 and affirmed financial guidance for the full-year of 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
On April 26, 2006, Lear Corporation made available the presentation slides attached hereto as Exhibit 99.2 in a webcast of its first quarter 2006 earnings call. Exhibit 99.2 is incorporated by reference herein.
The information contained in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
See “Item 2.02 Results of Operations and Financial Condition” above.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press release issued April 26, 2006, furnished herewith.

	99.2	Presentation slides from the Lear Corporation webcast of its first quarter 2006 earnings call held on April 26, 2006, furnished herewith.

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SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation

Date: April 26, 2006	By:	/s/ James H. Vandenberghe

	Name:	James H. Vandenberghe
	Title:	Vice Chairman and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued April 26, 2006, furnished herewith.

99.2	Presentation slides from the Lear Corporation webcast of its first quarter 2006 earnings call held on April 26, 2006, furnished herewith.

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